UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2005

RUSH ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-20797	74-1733016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 IH-35 South, Suite 500, New Braunfels, Texas		78130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01                                   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 3, 2005, Rush Enterprises, Inc., a Texas corporation (the “Company”), completed the acquisition (the “Acquisition”) of Peterbilt dealerships in Dallas, Fort Worth, Abilene and Tyler, Texas and Nashville, Tennessee from American Truck Source, Inc. (“ATS”), pursuant to the Asset Purchase Agreement dated as of September 15, 2004 to which the Company and ATS are parties (the “Agreement”).  The Agreement was filed as Exhibit 2.1 on the Company’s current report on Form 8-K dated September 16, 2004 and incorporated herein by reference.  The Company and ATS amended the Agreement on November 8, 2004 and the amendment was filed as Exhibit 2.1 on the Company’s current report on Form 8-K dated November 9, 2004 and incorporated herein by reference.  The Company and ATS amended the Agreement again on December 2, 2004 and the amendment was filed as Exhibit 2.1 on the Company’s current report on Form 8-K dated December 3, 2004 and incorporated herein by reference.  The purchase price paid by the Company to ATS was $131.2 million.

There were no material relationships between the Company and ATS prior to the consummation of the Acquisition. The Acquisition was financed using a combination of proceeds from the Company’s recent stock offering, expansion of the Company’s existing floor plan agreements for truck inventory and the issuance of long-term debt to finance the real estate acquired.

The Company’s press release regarding the completion of the Acquisition is filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01                                   FINANCIAL STATEMENTS AND EXHIBITS

(a)                                  Financial Statements of Businesses Acquired

The Company intends to provide the financial statements of ATS for the periods specified in Rule 3-05 of Regulation S-X under cover of a Form 8-K/A within the time allowed for such filing by Item 9.01(a)(4) of this Form.

(b)                                  Pro Forma Financial Information

The Company intends to provide pro forma financial information under cover of a Form 8-K/A within the time allowed for such filing by Item 9.01(b)(2) of this Form.

(c)                                  Exhibits

Exhibit No.	Document Description

2.1

Asset Purchase Agreement between Rush Enterprises, Inc.; Rush Truck Centers of Texas, L.P.; Rush Truck Centers of Alabama, Inc.; Rush Truck Centers of Tennessee, Inc.; Rush Truck Centers of Indiana, Inc.; Rush Administrative Services, Inc.; American TruckSource, Inc.; Dallas Peterbilt, Ltd., LLP; Birmingham Peterbilt, Inc.; Nashville Peterbilt, Inc.; Louisville Peterbilt, Inc.; Highland Park Land Co., Inc.; American Truck Source Leasing, Inc.; American Truck Source Financial Corporation; John D. Moore; Jesse T. Kirk and Milo Kirkincorporated by reference herein from Exhibit 2.1 to Rush Enterprises, Inc.’s Current Report on Form 8-K dated September 16, 2004.

2.2

First Amendment to the Asset Purchase Agreement between Rush Enterprises, Inc.; Rush Truck Centers of Texas, L.P.; Rush Truck Centers of Alabama, Inc.; Rush Truck Centers of Tennessee, Inc.; Rush Truck Centers of Indiana, Inc.; Rush Administrative Services, Inc.; American TruckSource, Inc.; Dallas Peterbilt, Ltd., LLP; Birmingham Peterbilt, Inc.; Nashville Peterbilt, Inc.; Louisville Peterbilt, Inc.; Highland Park Land Co., Inc.; American Truck Source Leasing, Inc.; American Truck Source

Financial Corporation; John D. Moore; Jesse T. Kirk and Milo Kirk incorporated by reference herein from Exhibit 2.1 to Rush Enterprises, Inc.’s Current Report on Form 8-K dated November 9, 2004.

2.3

Second Amendment to the Asset Purchase Agreement between Rush Enterprises, Inc.; Rush Truck Centers of Texas, L.P.; Rush Truck Centers of Alabama, Inc.; Rush Truck Centers of Tennessee, Inc.; Rush Truck Centers of Indiana, Inc.; Rush Administrative Services, Inc.; American TruckSource, Inc.; Dallas Peterbilt, Ltd., LLP; Birmingham Peterbilt, Inc.; Nashville Peterbilt, Inc.; Louisville Peterbilt, Inc.; Highland Park Land Co., Inc.; American Truck Source Leasing, Inc.; American Truck Source Financial Corporation; John D. Moore; Jesse T. Kirk and Milo Kirkincorporated by reference herein from Exhibit 2.1 to Rush Enterprises, Inc.’s Current Report on Form 8-K dated December 3, 2004.

99.1*	Press Release dated January 4, 2005 issued by Rush Enterprises, Inc.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

	By	/s/ Martin A. Naegelin, Jr.
Martin A. Naegelin, Jr.
Senior Vice President and Chief Financial Officer

Dated January 5, 2005